                                                                      Exhibit 24

                               POWER OF ATTORNEY

     The undersigned, as a Section 16 reporting person of Medallia,Inc. (the
"Company"), hereby constitutes and appoints Alan Grebene, Margaret Chow and Leah
Wilson, and each of them, as the undersigned's true and lawful attorney-in-fact to:

     1.  complete and execute Forms 3, 4 and 5 and other forms and all amendments thereto as such attorney-in-fact shall in his discretion determine to be required or advisable pursuant to Section 16 of the
         Securities Exchange Act of 1934 (as amended) and the rules and regulations promulgated thereunder, or any successor laws and regulations, as a consequence of the undersigned's ownership, acquisition or disposition of securities of the Company; and

     2.  do all acts necessary in order to file such forms with the SEC, any securities exchange or national association, the Company and such other person or agency as the attorneys-in-fact shall deem appropriate.

     The undersigned hereby ratifies and confirms all that said attorneys-in
-fact and agents shall do or cause to be done by virtue hereof.  The undersigned acknowledges that the foregoing  attorneys-in-fact, in serving in  such capacity at  the  request  of the  undersigned,  are  not assuming,  nor  is  the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934 (as amended).

     This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the
Company and the foregoing attorneys-in-fact.

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 19th day of June, 2019.

                                  Signature: /s/ Roxanne M. Oulman
                                             ---------------------
                                  Print Name: Roxanne M. Oulman